Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23AX

SIXIETH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SIXIETH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  Upon execution by both parties, this Amendment shall be effective June 1, 2017 (“Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG is providing and Customer is using CSG’s Print and Mail Services pursuant to the Agreement; and

WHEREAS, relevant taxation authorities have made changes to the treatment of materials (paper and envelopes) that CSG uses to provide CSG’s Print and Mail Services to Customer.

NOW THEREFORE, CSG and Customer agree to delete the material fees for the Print and Mail Services and replace them as provided in this amendment as follows:

1.

As of the Amendment Effective Date, Schedule F, Fees, CSG Services, Section III, Payment Procurement, Subsection A, titled as “Print and Mail Services,” subsection VIII, entitled “Paper and Envelopes” as previously amended by the Fifty-fifth Amendment to the Agreement (CSG document number 4112527) shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
VIII.Paper and Envelopes (statements, customer letters and past due notices) (Note 31)
A.24# Plain White Paper (used for SmartColor Printing) (per ****, per ****** *********)	*******	$******
B.20# Plain White Paper (used for Customer Letters) (per ****, per ****** *********)	*******	$******
C.Carrier Envelope – CSG Stock ES-65545 (per ********, per ****** *********)	*******	$******
D.Remittance Envelope – CSG Stock ES-65546 (per ********, per ****** *********)	*******	$******
E.Remittance Envelope Credit – for remittance envelopes omitted from Subscriber statements or customer letters.	*******	($******)
F.Other Custom Materials (per ****, per ****** *********)	*******	*****
G.Other Miscellaneous Shipping Materials (per ****, per ****** *********)	*** *******	*****
H.Paper/Envelope Set-up/Revision (Note 9)	*** *******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 31: For invoicing purposes the following shall occur with respect to materials (paper, carrier and remit) as reflected in subsections VIII.A-VIII.D:

•Materials as reflected in subsections VIII.A, VIII.C, and VIII.D shall be added to Section II, AESP Statement processing, subsection A, “First Physical Page” fee.

•Materials as reflected in subsection VIII.A shall be added to Section II, AESP Statement processing, subsection B, “Additional physical page” fee.

•Materials as reflected in subsections VIII.B – VIII.D shall be added to Section III, Customer letter processing, subsection A, “First Physical Page” fee.

•Materials as reflected in subsection VIII.B shall be added to Section III, Customer letter processing, subsection B, “Additional physical page” fee.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: Senior Vice President and Chief Information Officer	Title: SVP, General Counsel & Secretary
Date: 8/14/17	Date: Aug 15, 2017